UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 24, 2006

                               14605 INCORPORATED
             (Exact Name of Registrant as Specified on its Charter)

           Delaware                     0-11274                22-2367644
(State or Other Jurisdiction of      (Commission              (IRS Employer
Incorporation or Organization)       File Number)         Identification Number)

                           7th Floor, 460 Park Avenue,
                            New York, New York 10022
                    (Address of Principal Executive Offices)

      (Registrant's Telephone Number, Including Area Code): (212) 521-1780

                        Pharmaceutical Formulations, Inc.
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP.

      As previously disclosed, on July 11, 2005, 14605 INCORPORATED (f/k/a Pharmaceutical Formulations, Inc.), also referred to herein as the Debtor or the Company, filed a voluntary petition under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Court") (Case No. 05-11910 (MFW)) (the "Chapter 11 Case"), as required by the asset purchase agreement, dated July 8, 2005, between the Debtor and Leiner Health Products, L.L.C. ("Leiner"). Pursuant to the purchase agreement, Leiner agreed to buy substantially all of the assets of the Company related to its over-the-counter pharmaceutical business, other than those related to the business conducted by Konsyl Pharmaceuticals, Inc. ("Konsyl"), a subsidiary of the Company.

      On November 4, 2005, the Debtor filed a proposed plan of reorganization and related disclosure statement with the Court. On January 12, 2006, the Company filed with the Court its First Amended Chapter 11 Plan of Reorganization (the "Plan") and related disclosure statement pursuant to Section 1125 of the Bankruptcy Code (the "Disclosure Statement"). On January 13, 2006, the Court entered an order that, among other things, approved the Disclosure Statement.

      On February 24, 2006 (the "Confirmation Date"), the Court entered an order (the "Confirmation Order") confirming the Plan. The Debtor anticipates that the effective date (the "Effective Date") of the Plan will be March 7, 2006.

      A copy of the Plan is filed as Exhibit 2.1 hereto and incorporated herein by reference.

      The following is a summary of some of the matters contemplated to occur either pursuant to or in connection with the confirmation and implementation of the Plan. This summary highlights substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, as modified pursuant to the Confirmation Order. Capitalized terms used but not defined in this Form 8-K have the meanings set forth in the Plan.

Implementation of the Plan.

      The Plan is to be funded from primarily two sources: first, the net proceeds from the sale of assets to Leiner, which have been earmarked for separate escrow accounts to be distributed to certain creditors; and second, from cash contributions by ICC Industries, Inc. ("ICC").

      The Plan is the product of extensive negotiations with numerous parties, including the Company, ICC and the committee representing the interests of unsecured creditors and incorporates a global settlement reached by these parties as more fully described in Article VI thereof.

      Distributions will be made to persons or entities holding allowed claims in accordance with the summary for treatment of claims and interests set forth in the Plan. The Plan designates unclassified claims, eleven classes of claims and two classes of interests. These classes take into account the differing nature and priority under the Bankruptcy Code of the various claims and interests. The number and amount of allowed claims will not affect distributions for holders of allowed claims in classes 1 through 9 (priority, secured and convenience claims). No distribution is anticipated for holders of claims in class 11 (unsecured subordinated claims). No distributions will be made to holders of interests in class 13 (equity securities of the Company held by entities other than ICC). In addition, holders of allowed claims in class 10 (general unsecured claims) will receive a distribution estimated to be equal to 40% of their allowed claims (but in no event less than 20%). Further, holders of allowed claims in class 10 will receive an additional distribution (other than the holder of the landlord claim or the holders of litigation claims) equal to 40% of the allowed claim in addition to the regular distribution as a class 10 creditor, if such holders have agreed to grant ICC the optional release.

      On the Effective Date, the class 12 interests (the equity interests in the Company held by ICC) shall represent 100% of the capital stock of the Company. In addition, on the Effective Date, the Company shall take all actions necessary to terminate the registration of its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended, including the filing of a Form 15 with the Securities and Exchange Commission. Subsequent to the filing of the Form 15, the Company does not intend to make any additional filings with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Management of the Company.

      On the Effective Date and automatically and without further action, (i) each existing member of the board of directors of the Company will be deemed to have resigned, (ii) new board members shall be deemed to have been elected to the board of the Company, and (iii) the Plan Administrator and the Company shall be authorized and empowered to take all such actions and measures necessary to implement and administer the terms and conditions of the Plan.

Effect of Confirmation of the Plan.

      On the Effective Date, without any further action, the Company will be vested with all of the property of the Company's estate (including, without limitation, 100% of the capital stock of Konsyl and the interest in the purchase price escrow, but specifically excluding the particular property described in section 5.6 (a)-(e) of the Plan), free and clear of all claims, liens and interests and shall have all of the powers of a corporation under applicable law. As of the Effective Date, the Company will be authorized to operate its business and use, acquire and dispose of property and settle and compromise claims or interests without the supervision of the Court or Plan Administrator free of any restrictions of the Bankruptcy Code or Bankruptcy Rules.

      Except as otherwise provided for in the Plan or in the Confirmation Order, in accordance with section 1141(d) of the Bankruptcy Code, entry of the Confirmation Order acts as a discharge effective as of the Effective Date of all debts, claims against, liens on, and interests in the Company, its assets and properties, which debts, claims, liens and interests arose at any time before the entry of the Confirmation Order.

Common Stock.

      As of February 16, 2006, the Company had 86,160,787 shares of common stock, par value $0.08 per share, issued and outstanding. On the Effective Date, ICC will hold 74,488,835 shares of common stock, par value $0.08 per share, representing 100% of the issued and authorized shares of common stock of the Company.

Information Regarding Assets and Liabilities.

      Information regarding the assets and liabilities of the Company can be found in the Company's Monthly Operating Report for December 2005, attached as
Exhibit 99.5 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      2.1 Debtor's First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated January 12, 2006.

      2.2   Plan Supplement, dated February 14, 2006.

     99.1 Debtor's Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, dated January 12, 2006.

     99.2   Order   Confirming    Debtor's   First   Amended   Joint   Plan   of
            Reorganization, dated February 24, 2006.

     99.3   Monthly Operating Report for October 2005.

     99.4   Monthly Operating Report for November 2005.

     99.5   Monthly Operating Report for December 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2006

                                       14605 INCORPORATED
                                       (f/k/a) Pharmaceutical Formulations, Inc.

                                       By: /s/ John L. Oram
                                           ------------------------------
                                           Name:  John L. Oram
                                           Title: Director